Exhibit 99.2 Merger Announcement May 2024 WRITING THE NEXT CHAPTER IN PRECISION MEDICINES FOR PATIENTS WITH CANCER

Legends Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the structure, timing and completion of the proposed business combination involving Reneo Pharmaceuticals, Inc. (“Reneo”) and OnKure, Inc. (“OnKure”), the concurrent private placement and any related proposed transactions (collectively, the “Proposed Transactions”). Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seem,” “seek,” “should,” “target,” “will,” “would,” and similar expressions that indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the Proposed Transactions; the combined company’s capitalization and the planned use of proceeds following the Proposed Transactions; the expected executive officers and directors of the combined company; the potential of, and plans and expectations regarding, the combined company’s product candidates; the development of the combined company’s current and future product candidates; the future operations of Reneo, OnKure and the combined company; and the commercial potential of the combined company’s product candidates, including any anticipated milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Reneo’s and OnKure’s management and are not assurances as to actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances, many of which are outside of the control of Reneo and OnKure, are difficult or impossible to predict and will differ from assumptions underlying forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including, among other things: the risk that the conditions to the closing of the Proposed Transactions are not satisfied, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Reneo, OnKure or the combined company or that the approval of the stockholders of Reneo or OnKure is not obtained on the timeline expected, if at all; uncertainties as to the timing of the closing of the Proposed Transactions and the ability of each of Reneo and OnKure to consummate the Proposed Transactions; risks related to the ability of Reneo and OnKure to correctly estimate and manage their respective operating expenses and expenses associated with the Proposed Transactions pending the closing of the Proposed Transactions; risks associated with the possible failure to realize certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results; the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transactions and any agreements entered into in connection therewith; the possible effect of the announcement, pendency or completion of the Proposed Transactions on Reneo’s or OnKure’s business relationships, operating results and business generally; the risk that as a result of adjustments to the exchange ratio, Reneo stockholders and OnKure stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Reneo’s common stock relative to the value suggested by the exchange ratio; unexpected costs, charges or expenses resulting from the Proposed Transactions; the potential for, and uncertainty associated with the outcome of, any legal proceedings that may be instituted against Reneo or OnKure or any of their respective directors or officers related to the Proposed Transactions; risks related to OnKure’s early stage of development; the uncertainties associated with OnKure’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; the significant net losses each of Reneo and OnKure has incurred since inception; the combined company’s ability to initiate and complete ongoing and planned preclinical studies and clinical trials and advance its product candidates through clinical development; the timing of the availability of data from the combined company’s clinical trials; the outcome of preclinical testing and clinical trials of the combined company’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; the combined company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of the combined company’s product candidates; the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all; the combined company’s ability to attract, hire, and retain skilled executive officers and employees; the combined company’s ability to protect its intellectual property and proprietary technologies; the combined company’s reliance on third parties, contract manufacturers, and contract research organizations; the possibility that Reneo, OnKure or the combined company may be adversely affected by other economic, business, or competitive factors; risks associated with changes in applicable laws or regulations; those factors discussed in Reneo’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 under the heading “Item 1A. Risk Factors” and in Reneo’s other filings with the Securities and Exchange Commission (“SEC”); and other risks. This presentation also concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. Such product candidates are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Legends (Cont.) Additional Information and Where to Find It The information herein does not purport to be all-inclusive or contain all the information that may be required to make a full analysis of Reneo, OnKure, the combined company or the Proposed Transactions. Readers should each make their own evaluation of Reneo and OnKure and of the relevance and adequacy of the information disclosed herein and made available elsewhere by Reneo and OnKure, as described below, and should make such other investigations as they deem necessary. This presentation may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, Reneo will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This presentation is not a substitute for the Form S-4, the Proxy Statement or for any other document that Reneo may file with the SEC and/or send to Reneo’s stockholders in connection with the Proposed Transactions. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RENEO AND ONKURE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT RENEO, ONKURE, THE COMBINED COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Reneo with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Reneo with the SEC will also be available free of charge on Reneo’s website at www.reneopharma.com/investors or by contacting Reneo’s Investor Relations at investors@reneopharma.com. Participants in the Solicitation Reneo, OnKure and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Reneo’s stockholders with respect to the Proposed Transactions under the rules of the SEC. Information about the directors and executive officers of Reneo and their ownership of common stock of Reneo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 28, 2024, as amended on April 26, 2024, including under the sections entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. To the extent the security holdings of directors and executive officers of Reneo have changed since the amounts described in this filing, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. In addition, certain of Reneo’s executive officers are expected to provide consulting services to the combined company following the closing of the Mergers. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above. OnKure and its directors and executive officers, which consist of R. Michael Carruthers, Isaac Manke, Ph.D., Andrew Phillips, Ph.D., who are the non-employee members of the OnKure board of directors, Nicholas A. Saccomano, Ph.D., OnKure’s President and Chief Executive Officer and a member of the OnKure board of directors, and Jason Leverone, OnKure’s Chief Financial Officer, may be deemed to be participants in the solicitation of proxies from Reneo stockholders in connection with the Proposed Transactions. In the Proposed Transactions, certain outstanding, unvested equity awards held by Dr. Saccomano will become fully vested. Following the closing of the Proposed Transactions, Dr. Saccomano and Mr. Leverone will be named the President and Chief Executive Officer and Chief Financial Officer, respectively, of Reneo. Additional information about the OnKure directors and executive officers, including their direct and indirect interests in Reneo, by security holdings or otherwise, will be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. That document can be obtained free of charge from the sources indicated above No Offer or Solicitation This presentation and the information contained herein is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to buy or subscribe for, any securities of Reneo or OnKure, nor is it a solicitation of any vote in any jurisdiction with respect to the Proposed Transactions or otherwise. 3

Merger of OnKure and Reneo • Transaction Summary ‐ Merger with OnKure, Inc., a privately held clinical-stage biopharmaceutical company focused on the development of novel precision medicines in oncology ‐ Upon close, Reneo Pharmaceuticals is expected to be renamed “OnKure Therapeutics, Inc.” (NASDAQ: OKUR) ‐ Supported by the Board of Directors of both companies and is subject to stockholder approval and other customary closing conditions • Overview ‐ Expected ownership is approximately 69% OnKure and 31% Reneo, subject to adjustments based on Reneo’s net cash at closing if less than $59 million or greater than $61 million and before giving effect to the concurrent PIPE ‐ Projected $60 million net cash from Reneo and an additional $65 million of cash from the concurrent financing, before fees and expenses ‐ The transaction is expected to provide funding for operations into the fourth quarter of 2026 and through multiple clinical data reports ‐ Merger and concurrent financing expected to close in 2024 • Management and Programs ‐ Existing OnKure management to lead the combined company ‐ New Board of Directors will include 8 members (6 chosen by OnKure & 2 existing Reneo) ‐ Combined company will focus on advancing the development of OnKure’s programs 4

Developing Innovative Precision Medicines for Patients Backed by an experienced team with decades of success FOCUS STRATEGY TEAM Target well-validated oncogenes Advance highly oncogene- A team with remarkable capability, with untapped therapeutic selective inhibitors to enable a proven track record, and over 15 potential in breast cancer and improved efficacy and safety new drug approvals beyond MUT Targeting PI3Ka in Breast Cancer PI3Ka is the most frequently mutated oncogene in cancer H1047R OKI-219 is designed to be a best-in-class highly selective PI3Ka inhibitor Proof-of-Concept PIKture-01 Trial initiated in Q1 2024; with early data expected in Q4 2024 Next generation development candidate targeted for 2024 5

Leadership Team with Proven Experience Board of Directors Tony Nicholas • Isaac Manke Piscopio, Ph.D. Saccomano, Ph.D. President and Co-Founder and Head of R&D Acorn BioVentures Chief Executive Officer • Andrew Phillips Aleksia Therapeutics, Inc. Nexo Therapeutics, Inc • R. Michael Carruthers Samuel Agresta, Jim Edgewise Therapeutics M.D., MPH Winkler, Ph.D. Chief Scientific Officer Chief Medical Officer • Nicholas Saccomano OnKure Therapeutics Investors Jason Duncan Walker, Ph.D. Leverone Chief Development Officer Chief Financial Officer 6

An Emerging Pipeline Well-Positioned for Clinical Success Current Next Anticipated Program/Target Initial Indication Discovery Preclinical Phase 1 Status Milestone OKI-219 Phase 1 Early phase 1 data H1047R Breast cancer PI3Ka PIKture-01 Trial enrolling (Q4 2024) selective inhibitor PI3Ka Select candidate mutant OKI-TBD (2024) specific Candidate H1047X Breast cancer PI3Ka (next gen) portfolio selection IND filing selective inhibitor (2025) OKI-TBD Active Select candidate E542K, E545K Breast cancer PI3Ka discovery (2025) selective inhibitor Additional Programs: Research team with the goal of creating an Investigational New Drug (“IND”) application every 12 to 18 months. 7

PI3Ka: The Most Commonly Mutated Oncogene with Significant Unmet Therapeutic Opportunity H1047R PI3Ka : the most MUT Targeting PI3Ka is a Large 1 common hotspot mutation Opportunity Present in ~4% of all human cancers and 2 ~15% of Breast Cancers PI3Ka mutation is highly prevalent in Breast Cancer H1047X Prevalence of PIK3CA in Key Cancer Types (%) Associated with drug resistance and poor clinical outcomes across lines of therapy 16 14 Targeting PI3Ka is clinically validated in HR+ MBC* 12 nd Alpelisib, capivasertib approved in 2 -line HR+ MBC 10 st 8 1 -line HR+MBC: Roche has guided to the potential 6 approval of Inavolisib in 2024 4 WT On-target tox of inhibiting PI3Ka significantly limits 2 3,4 dosing, decreases quality of life , limits market 0 Hyperglycemia, rash, diarrhea, stomatitis Need for mutant-selective PI3Kai that greatly improve efficacy and safety 1 Kandoth, C., McLellan, M., Vandin, F. et al. Nature 502, 333–339 (2013); http://www.tumorportal.org/#gene 2 https://cancer.sanger.ac.uk/cosmic/gene/analysis?ln=PIK3CA#references 3 4 Fritsch et al Mol Cancer Ther; 13(5) May 2014 Juric et al, JCO, 36 (13), 2018 *MBC: Metastatic Breast Cancer 8

MUT HER2 PI3Ka Inhibitors: Potential As Backbone Therapy in Combinations ADCs with Approved Agents in Her2 mAb Her2-inhibitors Breast Cancer PI3Kai PI3Ka AKTi CDK4/6i AKT SERMs SERDs Estrogen AI Receptor Cancer Cell Survival & • SERM (Selective estrogen receptor modulator) Cell Cycle Transcription • SERD (Selective Estrogen Receptor Degrader) Proliferation • AI (Aromatase inhibitor) • ADC (Antibody Drug Conjugate) 9

OKI-219: A PI3Ka Mutant Selective Inhibitor | At A Glance OKI-219 has the potential to establish a favorable market position st in adjuvant and 1 line treatments in HR+ MBC Efficacy Safety Dosing OKI-219 shows preclinical OKI-219 has been well OKI-219 has potential efficacy at low doses in tolerated with lack of for superior target single agent and SOC glycemic effects coverage at accessible combinations doses Wide therapeutic margin Demonstrated excellent in GLP studies brain exposure & CNS activity Proof Proof-of-Concept PIKture-01 trial initiated; early data expected Q4 2024 10

Next-Gen PI3Kα Mutant Targeting Competitive Landscape

Mutant-Selectivity is Necessary to Drive Improved Efficacy and Safety

PI3Kα^{H1047R} Inhibitors

- Phase 1: OKI-219 & LOXO
- Highly selective with wide therapeutic index
- Clinical data pending

PI3Kα$^{E\text{-}mutant}$ Inhibitors

- E-mutation-specific
- No known clinical trials
- OnKure preclinical program



ATP Site Competitive Inhibitors

- Approved: Alpelisib
- Under review: Inavolisib

Non-Mutation Site Allosteric Inhibitors

- Phase 1: Relay & Scorpion
- Single digit selectivity
- Initial modest clinical data

Reported Cell-Based selectivity for PI3Ka^{H1047R} vs PI3Ka^{WT}

Compound	H1047R
Alpelisib[1]	1
STX-478[1]	8.8
RLY-2608[2]	3.8
OKI-219[3]	**~100**

[1] Buckbinder et al Cancer Discov 2023;13:2432–47 [2] Varkaris et al Cancer Discov 2024;14:1–18 [3] Onkure internal data

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Existing PI3Kα Drugs have Limited Efficacy

- Optimal activity of $PI3Ka^{MUT}$ inhibition requires prolonged target coverage
- Toxicity of inhibiting $PI3Ka^{WT}$ may limit ability to get optimal target coverage
- **Significant potential for additional efficacy from drugs that achieve greater target coverage**


% of Day Above pAKT IC80
(Target Coverage)
100
90
80
70
60
50
40
30
20
10
0
−1.0 −0.8 −0.6 −0.4 −0.2 0.0 0.2 0.4 0.6 0.8 1.0
Regression
Stasis
Tumor Growth
Delay
In vivo Antitumor Activity

30X Selective Mutation-Targeting May Optimize Efficacy and Safety


Theoretical illustration
Target
Selectivity
(30X)
OnKure
LOXO
Activity
Well-Tolerated
Minimal efficacy
Greatest Tox
Relay
Scorpion
Inavolisib
Alpelisib
1
10
30
100
Fold Selectivity vs PI3Kα^WT

OnKure

Note: Alpelisib Preclinical PD/Efficacy response adapted from Mol Cancer Ther; 13(5) May 2014

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Non-Selective PI3K Inhibitors: AE Profile is Challenging

Propose that a well-tolerated mutant-selective PI3K inhibitor may enable use in both adjuvant and metastatic settings

	Alpelisib (PI3Ki)		Capivasertib (AKTi)		Inavolisib (PI3Ki)		RLY-2608*	
Sample Size	284		155		60		43	
Toxicity	All grades (%)	Grade 3+ (%)	All grades (%)	Grade 3+ (%)	All grades (%)	Grade 3+ (%)	All grades (%)	Grade 3+ (%)
Hyperglycemia	79	39	19	2	62	22	37	0
Diarrhea	58	7	77	12	42	0	23	0
Nausea	45	3	35	1	32	3	41	0
Fatigue	42	5	38	2	13	0	12	6
Rash	52	20	56	15	12	0	12	6
Stomatitis	30	3	25	2	25	0	NR	NR
Activity								
ORR (%) (vs fulvestrant alone)	**36%** (vs 16%)		**26%** (vs 8%)		**25%**		**5%****	

Data above from separate trials of respective PI3K pathway drugs in combination with fulvestrant in similar patient populations with similar inclusion/exclusion criteria.

*Safety data for RLY-2608 reported for 43 patients accros dose levels from 100mg BID to 1000 mg BID

**Response data for RLY-2608 + fulvestrant combination as reported for 19 RECIST measurable disease patients at doses of 400mg BID and above (1PR/19 patients)

André F, et al. Ann. Oncol. 2021;32(2):208-217; Turner N et al N Engl J Med 2023;388:2058-70; Juric et al SABCS 2021 (https://medically.gene.com/global/en/unrestricted/oncology/SABCS-2021/sabcs-2021-poster-juric-a-phase-i-ib-study-of-inavolisi.html); Relay data: Feb 2024

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Mutation Selective Inhibition Leads to Superior Efficacy & Safety in Mouse Preclinical Studies H1047R OKI-219 Drives Regressions in PI3Kα With No Changes in Glucose Homeostasis Mutant Heterozygous Tumors Insulin Changes after 600 T47D ER+HER2- MBC 21 Days of Dosing (H1047R +/-) 6 6 ** 400 4 4 200 2 2 0 5 10 15 20 0 Day 0 OKI-219 25mg/kg QD Vehicle QD Vehicle Alpelisib OKI-219 Alpelisib 20mg/kg QD OKI-219 50mg/kg QD 50MPK 200MPK OKI-219 10mg/kg QD OKI-219 100mg/kg QD QD BID Alpelisib 50mg/kg QD Without On-Target Toxicity (non-clinical) OKI-219 shows superior activity • OKI-219 shows no weight loss or evidence of • Tumor regressions at low doses QD alteration of glucose homeostasis at doses >15x the • Alpelisib activity is limited by toxicity preventing efficacious dose dosing to optimal efficacy 14 3 Log Tumor Volume (mm ) Insulin (ng/mL)

OKI-219 Demonstrated Brain Penetrance in Preclinical Studies OKI-219 is highly brain OKI-219 shows strong activity in CNS models, penetrant equivalent to systemic Rat Brain Free Drug Micro-Dialysis 100 xxT47D-Luciferase xxT47D-Luciferase S.C. Flank Brain 2500 400 10 2000 300 1500 1 200 1000 30mpk free plasma 30mpk free brain * 100 0.1 * 500 0 10 20 Time (h) 0 0 OKI-219 is CNS penetrant in higher 0 5 10 15 20 25 0 5 10 15 20 25 species Days Days 1 Source Species Dose Time Kp, uu Vehicle Vehicle OKI-219 25mpk OKI-219 25mpk Paxalasib 25/10mpk OKI-219 75mpk Paxalasib 25/10mpk OKI-219 75mpk CSF Dog 10 mg/kg PO 2hr 0.6 OKI-219 200mpk OKI-219 200mpk CSF Monkey 10 mg/kg PO 2hr 0.6 Note: xxT47D-Luciferase was implanted in both brain and flank of the same 1 Kp,uu=(C∗Fu )/(C∗Fu ) CSF ,CSF plasma ,plasma animal to enable direct comparison of antitumor activity in different sites 15 Concentration (ng/ml) Tumor Growth (%) Tumor Growth (%)

Regressions with standard of care drugs in MBC Models Regressions Overcoming OKI-219 shows low-dose activity in Tucatinib Resistance combination with SERDs xxT47D ER+HER2- (H1047R-/+) 1500 HCC1954 1000 1000 750 500 500 250 0 0 0 10 20 30 40 50 0 10 20 30 Day Day Vehicle Control OKI-219 25mg/kg + Camizestrant Vehicle OKI-219 200mg/kg QD Camizestrant 10mg/kg PO QD OKI-219 25mg/kg PO QD Tucatinib 50mg/kg BID + Tucatinib 50mg/kg BID OKI-219 200mg/kg QD SERD combo synergy at low doses PI3K mutation is resistance driver in HER2+ MBC H1047R • Strong combinatorial activity at lower doses • OKI-219 overcomes PI3Kα driven resistance in (25 mg/kg QD) than required for single agent combination with tucatinib or trastuzumab activity • Potential first mutant-selective inhibitor in this indication 16 3 Tumor Volume (mm ) 3 Tumor Volume (mm )

OKI-219: A Preclinical Safety Profile Supports a Wide Clinical Therapeutic Window • Generally well tolerated in 28-day Rat and Dog toxicology studies when dosed to 1 g/kg per day ‐ Exposure increases were largely proportional to dose ‐ Signals were predominately non-adverse, monitorable, and reversible ‐ No toxicologically significant hematological, ophthalmic or CV findings ‐ No adverse effects at tolerated doses in either species • Based on the preclinical safety profile, a clinical starting dose of 300mg two times per day continuously was chosen for PIKture-01 ‐ Preclinical activity at low (3 mpk) doses in SERD combinations supports the potential for active coverage doses lower than the starting dose 17 17

Positioning OKI-219 for Competitive and Expeditious Path to NDA Rapid Regulatory Therapeutic Enrollment Differentiation Strategy Design Ph1 to move Identify indications with Enable Seamless path quickly to RP2D minimal competition to Ph3 from FIH Study Enroll sites in EU/Asia, in Address new FDA Project Target combinations and addition to the US, where Optimus Guidance to indications that competition competitor programs not establish RP2D is not yet pursuing enrolling Inclusion criteria to balance Settings with potential With positive data, seek rapid recruitment with for streamlined trials tumor agnostic path to potential for clinical activity and clear NDA path single-agent 18

PIKture-01 Trial Design

Early data expected Q4 2024



Design Includes Dose Optimization
Part A
OKI-219 Single Agent
Tumor Agnostic
Dose Ranging (n=24)
N=4-7
Backfill (High Dose)
Backfill (Low Dose)
Part B
OKI-219 + fulvestrant
HR+/Her2- Advanced Breast Cancer
Dose ranging (N~9)
N=20 each
Expansion (High dose)
Expansion (Low dose)
RP2D
Part C
OKI-219 + trastuzumab
Her2+ Advanced Breast Cancer
Dose ranging (N~9)
N=20 each
Expansion (High dose)
Expansion (Low dose)
RP2D
FPFD
2/2024
Combo Start
2H 2024
Early Data
4Q 2024

- Phase 1a/1b, open-label, multicenter, dose-escalation FIH trial in patients with PI3Kα^{H1047R} cancers to evaluate the safety, tolerability, PK, PDx, and efficacy of OKI-219
- Key Inclusion Criteria:
  - Prior treatment with PI3K inhibitors, with the exception of LOXO-783, is allowed
  - Patients with HbA1C <8 allowed

Phase 1 | Advance Solid Tumor and Advance MBC

NCT06239467

- **Part A -** investigate escalating doses of OKI-219 mono-therapy
- **Part B -** investigate OKI-219 + standard dose fulvestrant
- **Part C -** investigate OKI-219 + standard dose trastuzumab
- Additional combinations including CDK4i + Endocrine Tx are being planned
- The timing of initiation of Parts B and C is dependent on dose selection from Part A

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OKI-219 Strategy: HER2 Combine with Best- Trastuzumab (Roche) in-Class Targeted Pertuzamab (Roche) Agents Across Tucatinib (Pfizer) Breast Cancer OKI-219 PI3K OnKure PI3Ka Franchise LOXO-783 Ribociclib (Novartis) AKT Palbociclib (Pfizer) Fulvestrant (generic) Abemaciclib (Lilly) Camizestrant (AZ) Vepdegestrant (Pfizer) Palazestrant (Olema) Estrogen Giredestrant (Roche) Receptor Imlunestrant (Lilly) Cancer Cell Survival & Note: There are several next-generation Cell Cycle Transcription Proliferation agents in addition to the drugs noted here, which we will seek to combine with OKI-219 20

PI3K Mutated HR+ MBC: A Major Market Opportunity

PI3Kα^{H1047R} Mutated HR+ Breast Cancer: Significant Unmet Need

HR+ accounts for ~70% of all BrCa cases[1]	Current & Near-Term Treatments	Treatable US Population[2]
Adjuvant	NONE	~19K
1st Line	**INAVOLISIB** + palbociclib + fulvestrant	~7K
2nd Line	**ALPELISIB** + fulvestrant **CAPIVASERTIB** + fulvestrant	~5K

OnKure Therapeutics

OKI-219: Targeted for Development Across Adjuvant & MBC

OKI-219 is designed to be a **highly selective** inhibitor of PI3Kα^{H1047R}

OKI-219 has the preclinical drug properties to potentially demonstrate safety and efficacy in **both adjuvant and metastatic settings**

[1] https://seer.cancer.gov/statfacts/html/breast-subtypes.html
[2] Sources: Global Cancer Observatory, COMISC, The Cancer Genome Atlas Program, AMA, Slamon, Dennis J et al. Ther Adv Med Oncol 2023 May 29:15:17588359231178125, Howlader et al. J Natl Cancer Inst. 2014 Apr 28;106(5):dju055.

The above represent estimates for treatable Patients only in HR+ and in the U.S.

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OKI-219's Development Opportunity

The Potential to Reach Across Multiple Lines of Therapies

PI3Kα^{H1047R} Mutant Selective Drugs: Development into Poorly Served Markets

	Current & Near-Term Treatments	OKI-219 Development Opportunities (Start in Metastatic and advance to Adjuvant)	
Adjuvant	**NONE** (+ CDK4/6 + AI)	**OKI-219 vs. Placebo (SOC)** (AI+CDK4/6 Combo)	
1st Line	**INAVOLISIB** + palbolicib + fulvestrant	**OKI-219 vs. Placebo (SOC)** *>12 months prior AI+ CDK4i* (AI+CDK4/6 Combo)	**OKI-219 vs. Inavolisib** *<12 months prior AI+ CDK4i* (AI+CDK4/6 Combo)
2nd Line	**ALPELISIB** + fulvestrant **CAPIVASERTIB** + fulvestrant	**OKI-219 vs. Placebo (SOC)** *prior inavolisib or alpelisib* OKI-219 + SERD	**OKI-219 vs. Alp/capi** OKI-219 + NG SERD

OKI-219 Approval Strategy

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Vision for OnKure’s PI3K H1047X Portfolio OKI-219 Best-in-Class Active in Alpelisib / Best-in-class enabled CNS-Penetrant Safety/Efficacy/ Inavolisib Resistant development in Convenience metastatic Breast Cancer Next Generation Compound Attributes: to Maintain Efficacy and Next Gen Selectivity of OKI-219 while Adding the following: Development beyond Potential for OKI-219 Diversification Activity Against Activity in Lower projected (adjuvant & resistance of intellectual Additional H1047 H1047R human dose property Mutants settings) Resistance 23

Summary: OnKure is Developing Innovative Precision Medicines for Patients Focused team with remarkable Mutation-specific approach to a success in precision medicine validated target (PI3Ka) in a large patient population Supported by POC PIKture-01 trial initiated; early committed investors data expected Q4 2024 24

WRITING THE NEXT CHAPTER IN PRECISION MEDICINES FOR PATIENTS WITH CANCER